Investor Conference
February 26, 2009
This presentation is not complete without the accompanying statements made by management on February 26, 2009.
A replay is available on PG&E Corporation’s homepage at www.pge-corp.com.

Agenda
February 26, 2009 2:00pm - 5:00pm
• PG&E’s Vision: 2008 and Beyond
 Peter A. Darbee
 Chairman, CEO and President
 PG&E Corporation

 President and CEO
 Pacific Gas and Electric Company
• PG&E’s Financial Outlook
 Christopher Johns
 Senior Vice President, Chief Financial Officer and Treasurer
 PG&E Corporation
• PG&E’s Operational Outlook
 Jack Keenan
 Senior Vice President and Chief Operating Officer
 Pacific Gas and Electric Company

February 26, 2009 5:00pm - 6:00 pm

 This presentation contains management’s guidance for PG&E Corporation’s 2009, 2010 and 2011 earnings per share from operations, projections of Pacific
 Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth, and projections of PG&E Corporation’s and the Utility’s financing needs. These statements and projections, as well as the underlying assumptions, are forward-looking statements that are based on current expectations which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels;
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;
• the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;
• operating performance of Diablo Canyon, the availability of nuclear fuel, the occurrence of unplanned outages at Diablo Canyon or the temporary or permanent cessation of operations at Diablo Canyon;
• whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;
• whether the Utility incurs substantial expense to improve the safety and reliability of its electric and natural gas systems;
• whether the Utility achieves the California Public Utilities Commission’s (CPUC) energy efficiency targets and recognizes any incentives the Utility may earn in a timely manner;
• the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator (CAISO) to restructure the California wholesale electricity market;
• how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
• the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties, to access capital markets and other sources of credit in a timely manner on acceptable terms, especially given the recent deteriorating conditions in the economy and financial markets;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
• the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation’s and the Utility’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and Exchange
 Commission.
Cautionary Language Regarding Forward-Looking
Statements

PG&E’s Vision:
2008 and Beyond
Peter A. Darbee
Chairman, Chief Executive Officer and President
PG&E Corporation

President and Chief Executive Officer
Pacific Gas and Electric Company

Key Takeaways
• PG&E’s plans are aligned with customer needs and
 regulatory objectives.
• Management is focused on the efficient delivery of
 reliable, clean energy.
• PG&E is on track to achieve its long-term growth target.

Top Analyst Questions
• What do you expect from the California regulatory
 environment?
• How will your service territory and business be
 affected by the economic decline?
• What opportunities do you see for owning renewable
 generation?
• What is the potential range of EPS outcomes?
• What are your financing needs?

PCG Investment Case
• PCG is focused on better service to our customers,
 which is the foundation of our growth:
 • Substantial Cap Ex Program
 • Manageable financing requirements
 • Decoupled revenues
 • Pass-through of procurement costs
 • 11.45% weighted ROE on 52% equity
 • Low carbon footprint

PG&E

OUR VISION

The leading utility in the United States

OUR GOALS

Delighted Customers
Energized Employees
Rewarded Shareholders
Environmental Leadership

OUR STRATEGIES

Customer Focus
Operational Excellence

OUR VALUES

- We act with integrity and communicate honestly and openly
- We are passionate about meeting our customers' needs and delivering for our shareholders
- We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities
- We work together as a team and are committed to excellence and innovation
- We respect each other and celebrate our diversity

8

Vision and Values

2008 Accomplishments
 Results from Operations:
  $2.95 per share

 Managed Storms,
 Municipalization Efforts, and
 Challenging Economy

 Achieved Targeted Performance
 and Exceeded Market Expectations

 Successful Financings
  in Volatile Markets

2008 Accomplishments
 Managed complex projects on time and on budget

 • Diablo Unit 2 Steam Generators Replaced

 • Gateway Power Plant Completed

 • 1.4 million SmartMeters Installed
  In total, executed $3.7B of CapEx in 2008

Achieved first-quartile performance in customer care by JD Power

Received AAA rating from Innovest Strategic Value Advisors

Named to the Dow Jones Sustainability Index

Recipient of Green Business Award - San Francisco Business Times

Ranked 10th by Corporate Responsibility Officer's Best Corporate Citizens

Dow Jones Sustainability Indexes Member 2008/09

Innovest STRATEGIC VALUE ADVISORS

100 BEST CORPORATE CITIZENS

SAN FRANCISCO Business Times

2008 Accomplishments

2009 Business Priorities
• Improve reliability
• Improve safety and human performance
• Deliver on budget, on plan, and on purpose
• Drive customer satisfaction
• Champion effective regulatory and legislative policies

Understanding our customers’
needs by segment…
Knowing Our Customer Needs
… and providing innovative solutions
… and providing innovative solutions

Delivering on Operational Excellence
Responsibly managing our costs…
… and improving the delivery of
reliable, clean energy
… and improving the delivery of
reliable, clean energy

Building Strong Regulatory Relations
Sharing our regulators’ vision for
California’s energy future…
… by investing in jobs and
renewable generation
… by investing in jobs and
renewable generation

Leading on Environmental Issues
Being innovative…
… and limiting risk from new
carbon legislation
… and limiting risk from new
carbon legislation

Supporting Our Communities
 Increased community involvement…
 … results in broad support for our priorities
 … results in broad support for our priorities

SmartMeterTM
Cumulative Meters Installed
Cumulative Meters Installed
1.7 million
1.7 million
1,656
1,656
2006
273,000
273,000
2007
2008
2009 PLAN
4.5 million
4.5 million

“Smart” Opportunities
Home Area Network
AMI/SmartGrid
 The SmartMeter™ Project will lead us to other opportunities
 The SmartMeter™ Project will lead us to other opportunities
 “Smart” usage of appliances
 “Smart” usage of appliances

Enhances customer loyalty

Essential for achieving Renewable Portfolio Standard targets

PG&E Ownership of Renewables

Demonstrates our sustained commitment to environmental leadership

Demonstrates our sustained commitment to environmental leadership

PG&E Ownership of Renewables
Proposed Solar PV Program
 • Up to 250 MW of Utility-owned PV generation
 • Up to 250 MW of standard-offer PV PPAs

Delivering on the Vision
 • Meeting customer needs
 • Working cooperatively with regulators
 • Delivering strong returns for shareholders
PG&E Strategies and Priorities Result in:
PG&E Strategies and Priorities Result in:

PG&E’s Financial
Outlook
Christopher Johns
Senior Vice President, CFO and Treasurer PG&E
Corporation

PG&E Financial Strategy
• Achieve solid, sustained EPS growth

• Actively manage cash flow

• Maintain opportunistic financing approach

Capital Expenditure Outlook
Low Case $3.6B
Low Case $3.6B
High Case $3.7B
High Case $3.7B
Low Case $3.4B
Low Case $3.4B
High Case $3.8B
High Case $3.8B
Low Case $3.3B
Low Case $3.3B
High Case $4.8B
High Case $4.8B
2.0
2.5
 3.0
3.5
4.0
4.5
5.0
2008
2009
2010
2011
$ B
Low
Low
 High
 High
Prior Forecast
Prior Forecast
CapEx Outlook
Prior vs. Current Forecast
CapEx Outlook
Prior vs. Current Forecast
$3.3B
$3.3B
$3.0B
$3.0B
$3.0B
$3.0B
$3.7B
$3.7B
Actual

Capital Expenditure Outlook
	2009	2010	2011
Low Case
Total CapEx of $3.6B
• Includes:
 • CPUC Basic CapEx of $3.0B
 • Elec. Trans. CapEx of $600MM
• Does not include:
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
 • BC Transmission / Pacific
  Connector Gas Pipeline

Total CapEx of $3.4B
• Includes:
 • CPUC Basic CapEx of $2.6B
 • Elec. Trans. CapEx of $800MM
• Does not include:
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
 • BC Transmission / Pacific
  Connector Gas Pipeline
 •

Total CapEx of $3.3B
• Includes:
 • CPUC Basic CapEx of $2.45B
 • Elec. Trans. CapEx of $850MM
• Does not include:
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
 • BC Transmission / Pacific
  Connector Gas Pipeline
 •

High Case
Total CapEx of $3.7B
• Includes:
 • CPUC Basic CapEx of $3.0B
 • Elec. Trans. CapEx of $600MM
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
 •Does not include:
 • BC Transmission / Pacific
  Connector Gas Pipeline

Total CapEx of $3.8B
• Includes:
 • CPUC Basic CapEx of $2.6B
 • Elec. Trans. CapEx of $800MM
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
• Does not include:
 • BC Transmission / Pacific
  Connector Gas Pipeline

Total CapEx of $4.8B
• Includes:
 • CPUC Basic CapEx of $3.1B
 • Elec. Trans. CapEx of $1.0B
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
• Does not include:
 • BC Transmission / Pacific
  Connector Gas Pipeline

Spending Included in Low Case and High Case
Spending Included in Low Case and High Case

2009		2010		2011	
					Low	High
Common Plant	250*		150*		$300	$400
Gas Transmission	250*		200*		$150	$250
Electric Transmission	600*		800		$850	$1,050
Conventional Generation	800*		550*		$350	$400
SmartMeter Program	450*		350*		150*	
Distribution	1250*		1350*		$1,500	$1,900
	Low	**High**	**Low**	**High**	**Low**	**High**
SmartMeter Program Upgrade	$0	$130	$0	$70	$0	$50
Cornerstone Program	$0	$5	$0	$150	$0	$300
Renewable Generation	$0	$5	$0	$180	$0	$300
Total	$3,600	$3,740	$3,400	$3,800	$3,300	$4,800

* Already included in rates

CapEx Low and High Cases
- 2011 GRC Category Capital Expenditures
- 2011 GRC Category Capital Expenditures
Capital Expenditure Forecast ($MM)
Capital Expenditure Forecast ($MM)

 Generation
 • Prior RFO Shortfalls
 • RFO for 2006-2016 issued April 2008 for 800-1200 MW
 • Additional renewable generation investment opportunities

 Electric Transmission & Gas Pipelines
 • Additional transmission to reach renewable generation
 • B.C. Transmission Line
 • Pacific Connector Gas Pipeline
Additional Capital Opportunities

* Projected 2008-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy
 Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in
 2012.
Weighted Average Annual Rate Base*
16.0
18.0
20.0
22.0
24.0
26.0
28.0
2008
2009
2010
2011
$ B
Rate Base Growth
Low
Low
Low Case $20.1B
Low Case $20.1B
High Case $20.3B
High Case $20.3B
Low Case $22.1B
Low Case $22.1B
High Case $22.4B
High Case $22.4B
Low Case $24.3B
Low Case $24.3B
High Case $25.4B
High Case $25.4B
$20.4B
$20.4B
Prior Forecast
Prior Forecast
$23.9B
$23.9B
$18.3B
$18.3B
Actual

PRE- TAX DOLLARS ($MM)
100
90
80
70
60
50
40
30
20
10
0
2008 Actual
2009
2010
2011

Energy Efficiency Incentive Opportunities
$41.5MM
$41.5MM

PRE- TAX DOLLARS ($MM)
80
70
60
50
40
30
20
10
0
2008 Actual
2009
2010

Operational Changes and Efficiencies
Low
Low
High
High
Low
Low
High
High
Low Case $50MM
Low Case $50MM
High Case $60MM
High Case $60MM
Low Case $50MM
Low Case $50MM
High Case $60MM
High Case $60MM
$58MM
$58MM

Impact to Cash Flow from Tax
Low
Low
High
High
Low
Low
High
High
Low Case $200M
Low Case $200M
High Case $640M
High Case $640M
Low Case ($90M)
Low Case ($90M)
High Case ($90M)
High Case ($90M)

2011
2007
Actual
EPS Guidance
$3.85
2008
Actual
2009
2010
$2.78
$2.95
$3.65
Low
 High
Low
 High
Low
 High
$3.50
$3.35
$3.25
$3.15
Earnings per Share from Operations
Earnings per Share from Operations

2008 Actual		2009 Low		2009 High	2010 Low		2010 High	2011 Low		2011 High	2009 - 2011 Low		2009 - 2011 High
Cash from operations*	2,431		2,889	to	3,439	2,639	to	2,739	2,914	to	3,189	**8,442**	**to**	**9,367**
Capital Expenditures	(3,628)		(3,600)	to	(3,750)	(3,400)	to	(3,775)	(3,325)	to	(4,825)	**(10,325)**	**to**	**(12,350)**
Long-term Debt Maturities	(454)		(600)	to	(600)	0	to	0	(500)	to	(500)	**(1,100)**	**to**	**(1,100)**
Utility Debt Financing	1,941		1,450	to	1,325	1,125	to	1,250	1,150	to	1,800	**3,725**	**to**	**4,375**
Preferred Stock Dividends	(14)		(14)	to	(14)	(14)	to	(14)	(14)	to	(14)	**(42)**	**to**	**(42)**
Equity free cash flow	276		125	to	400	350	to	200	225	to	(350)	**700**	**to**	**250**
Less: Corporate common stock dividends paid	(546)		(575)	to	(600)	(650)	to	(700)	(750)	to	(800)	**(1,975)**	**to**	**(2,100)**
Net Utility Equity Requirements	(270)		(450)	to	(200)	(300)	to	(500)	(525)	to	(1,150)	**(1,275)**	**to**	**(1,850)**

401K /DRIP	$100 - $200 per year	**300**	**to**	**600**
Holding Company Debt	$300 - $500 total	**300**	**to**	**500**
New Equity		**675**	**to**	**750**
	Total	**1,275**	**to**	**1,850**

Cash Flow and Equity Needs
Financing Needs 2009 - 2011 ($MM)
Financing Needs 2009 - 2011 ($MM)
Projected Sources of Equity
Projected Sources of Equity
2009 - 2011
2009 - 2011
* Excludes cash from Energy Recovery Bond revenues

¢/kWh
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Bundled System Average Electric Rate
0.0
4.0
8.0
12.0
16.0
20.0
14.4¢
Bundled
CPI

Electric Rate Forecast

Residential Average Monthly Bills by Region[1]

$175
$150
$125
$100
$75
$50
$25
$0
$76.07
$80.64
$82.86
$83.12
$86.41
$96.45
$97.99
$107.80
$108.86
$114.30
$134.45
$153.85
IA, KS, MN, MO, ND, SD
IL, IN, MI, OH, WI
PG&E
AZ, CO, ID, MT, NV, NM, UT, WY
CA, OR, WA
NJ, NY, PA
USA
AL, KY, MS, TN
CT, ME, MA, NH, RI, VT
DE, DC, FL, GA, MD, NC, SC, VA, WV
AR, LA, OK, TX
AK, HI

Residential Electric Bills
(1) Edison Electric Institute, Statistical Yearbook, Year 2007 (latest data available).

$0.45
$0.40
$0.35
$0.30
$0.25
$0.30
$0.33
$0.36
$0.39
$0.42
04/05 - 10/05
01/06 - 01/07
04/07 - 01/08
04/08 - 1/09
04/09

• Sustainable, comparable dividend

• Payout ratio range of 50% - 70%

• Dividend growth in line with EPS growth.
Dividend Policy
Historical Quarterly Dividends per Share

Financial Assumptions 2009-2011
GUIDANCE REFLECTS:

• Capital expenditures consistent with low and high case ranges
• CPUC authorized ROE of at least 11.35% and Utility earns at least
 12% on FERC projected rate base

• Ratemaking capital structure maintained at 52% equity

• CEE incentives, operational changes and efficiencies and tax cash flow consistent with low and high case ranges
• Current conditions for debt and equity markets
• Resolution of FERC generator claims in 2009-2011 results in financing needs

Achievement of Guidance
• Met Challenges

• Energy Efficiency Incentive Award of $41.5 MM

• Operating Efficiencies of $60 MM

• Tax settlements augment cash flow
• Identified Cap Ex Opportunities
 • SmartMeter Upgrade
 • Renewable Generation Investment
 • Cornerstone Improvement Program
Exceeded expectations with earnings for 2007 and 2008
Exceeded expectations with earnings for 2007 and 2008

Regulatory Update

Impacts of Current Economy
Issue	Regulatory Mechanism
Decreased sales due to housing market and business sector decline	Decoupled revenues and sales
Fluctuating commodity costs	Pass-through of energy procurement costs
Volatile capital markets	Multi-year cost of capital mechanism
Decline of equity markets	Pension precedents and recovery assurance

CPUC Cost of Capital Mechanism
Moody’s Utility Bond Yield Index
  Current Avg.
Rating (Oct. 08 - Jan. 09)
A 7.02
Baa 8.40
Benchmark
(Oct. 06 - Sept. 07)
 Rating Benchmark
A   6.02
Baa 6.26
If the Moody’s Utility Bond
Yield Index average for
October 2008 - September
2009 moves above 100 basis
points from the benchmark …
Then our authorized ROE
(11.35%) will move up one-half
of the change in the index and
cost of debt is reset to
embedded plus projected cost

Pension Status
•  Currently 83% funded
•  2006 Pension Settlement set rate recovery for pension
 contributions
 • Contributing $176MM annually through 2010
•  Regulatory accounting allows PG&E to neutralize
  pension-related earnings impact
•  A balancing account protects shareholders in the event
  minimum required cash contribution levels rise above
  $176MM per year

Energy Efficiency Incentive Revenues
•  Received 35% of 2006-2007 incentive opportunity
•  Received 35% of 2006-2007 incentive opportunity
• CPUC plans to complete review of 2006-2008 programs by
 December 2009
• CPUC plans to complete review of 2006-2008 programs by
 December 2009
• CPUC plans to complete true-up of 2006-2008 holdback by
 December 2010
• CPUC plans to complete true-up of 2006-2008 holdback by
 December 2010
2006 - 2008 Cycle
2006 - 2008 Cycle
2009 - 2011 Cycle
2009 - 2011 Cycle
• Determination of new mechanism underway
• Determination of new mechanism underway
• Process aims to be streamlined and transparent
• Process aims to be streamlined and transparent
• Regular ongoing earnings opportunity
• Regular ongoing earnings opportunity

2011 General Rate Case
2009
2009
2010
2010
2011
2011
August 2009:
Prepare and File
Notice of Intent
August 2009:
Prepare and File
Notice of Intent
December 2009:
Prepare and File
Application and Testimony
December 2009:
Prepare and File
Application and Testimony
Spring 2010:
Third Party Filings
PG&E Reply
Spring 2010:
Third Party Filings
PG&E Reply
Summer 2010:
Hearings
Summer 2010:
Hearings
December 2010:
Final Decision
December 2010:
Final Decision
January 2011:
Rates go into effect
January 2011:
Rates go into effect

Transmission Cases

• TO 10
 • Requested: $760.5 million in retail revenue requirement
 • Settlement: $718 million in October 2008

• TO 11
 • Requested: $849 million
 • Settlement: In negotiations, expect decision in Q3 2009

• TO 12
 • On track to file August 1, 2009

FERC Updates

PG&E’s Operational
Outlook
Jack Keenan
Senior Vice President and Chief Operating Officer
Pacific Gas and Electric Company

Investment in Infrastructure
Generation
• Diablo Unit 1 Steam Generators
• Gateway
• Colusa
• Humboldt

Diablo Canyon Steam Generator Replacement
• $700 Million approved capital investment
• Unit 2 replacement completed in 69 days in 2008
• Unit 1 replacement began January 25, 2009

Gateway Generating Station
 • Gateway came online January 2009
 • Gateway came online January 2009
 • Generating capacity is 530 MW
 • Generating capacity is 530 MW
 • On time, on budget
 • On time, on budget
 • Zero lost time due to safety incidents
 • Zero lost time due to safety incidents
 • Currently operating at full capacity
 • Currently operating at full capacity

- Construction began in October 2008
- Generating capacity is 657 MW
- Cost cap is $673 MM
- Targeting 2010 online date

Colusa
Colusa Generating Station

- Construction began February 2009
- Generating capacity is 163 MW
- Cost cap is $239 MM
- Targeting 2010 online date

Humboldt
Humboldt Bay Project

Category	2009	2010	2011
System Expansion/Congestion Relief	$230M	$400M	$590M
Maintenance and Replacement	$280M	$290M	$310M
Automation Technology Expansion	$70M	$90M	$110M
New Generation Interconnection	$20M	$20M	$40M
Total	$600M	$800M	$1050M
Transmission Investments
*All numbers are approximate

• $1.2 - $1.5 Billion annual investment
 • Infrastructure main spend categories:
 • Substations
 • Poles and Maintenance
 • New Customer Connects
 • Capacity and Reliability
Distribution Investments

Electric Procurement
Ensure reliable supply while reducing cost and risk
•  Goals include supporting environmentally preferred resources
•  Portfolio diversification is key
•  Competitive solicitations and pre-approval of plans keep risk low

Market Redesign Technology Upgrade (MRTU)
•  Implemented by CAISO
•  Operate the transmission grid even more reliably
•  Create a day-ahead market for wholesale electricity
•  Improve the current existing real time market for wholesale electricity

RPS Strategy
• Expect 14% deliveries from renewable resources in 2009
• Contracted/Current deliveries represent over 20% of projected load for 2013
• Utility Owned PV is a contributor to achieving RPS goals

Cases per 200,000 hrs.
6.00
5.00
4.00
3.00
2.00
1.00
0.00
5.56
5.08
4.12
3.24
2.76
1.04
0.89
0.79
0.69
0.57
2005
2006
2007
2008
2009

Incidents per million miles
8
6
4
2
0
6.54
4.48
3.42
2.91
2006
2007
2008
2009

Safety
  Zero In on Safety
• Aggressive targets for safety metrics with goal of accelerating toward ZERO incidents
• Enhanced Safety Action Plans, Ergonomic Program, Drivers Training Program
• Expanded Safety Committees throughout company
• Implemented Root Cause Investigation Process
• OSHA, Lost Workday and Motor Vehicle rates all down significantly since 2006
 OSHA Recordable Rate / Lost Workday Case Rate
 OSHA Recordable Rate / Lost Workday Case Rate
 Motor Vehicle Incident Rate
 Motor Vehicle Incident Rate

Improving Human Performance
• Field Services Productivity
• Strategic Sourcing
• Real Estate Optimization
• Cash Cycle Management
• Inventory Management

Customer Satisfaction
2008
Business
Overall Customer
Satisfaction Index
Note: Residential data released in July (Electric) and September (Gas); Business data released in February (Electric) and March (Gas)
* Residential Electric Study switched from a telephone to an online survey in 2008 and expanded to cover 120 utilities that serve 125,000 or more residential electric customers.
JD Power also provided rankings for a subset of the 58 large utilities that serve at least 500,000 residential electric customers
Residential
Overall Customer
Satisfaction Index
Electric Customers
Gas Customers
3
rd
Quartile
2
nd
Quartile
2006
2007
2006
2007
2008
2008
Rank:
2/55
Rank:
Rank:
4/38
Rank:
11/37
Rank:
2/40
Rank:
11/56
3
rd
Quartile
2
nd
Quartile
Rank:
Rank:
43/76
Rank:
2006
2007
2006
2007
2008
2008
Rank:
15/58
Rank:
*
Electric Customers
Gas Customers
Bottom
Quartile
3
rd
Quartile
2
nd
Quartile
Top
Quartile
2006
2007
2006
2007
2008
2008
Rank:
2/55
Rank:
Rank:
4/38
Rank:
11/37
Rank:
2/40
Rank:
11/56
Bottom
Quartile
3
rd
Quartile
2
nd
Quartile
Top
Quartile
Rank:
Rank:
43/76
Rank:
2006
2007
2006
2007
2008
Rank:
15/58
Rank:
*
Rank:
11/60

Brand Health
• Reliability of Service
• Pricing of Service
• CEE & Environmental Stewardship
• Customer Service Experience
• Bill & Payment Options
• Community Involvement
• Field Service Experience

 We measure Reliable Energy Delivery across a number of factors, including:
 • SAIFI - Indicates Average Outages/Customer
 • CAIDI - Measures Average Restoration Time
 • Execution of Electric Work Units
 • Gas Transmission & Distribution Integrity

Reliable Energy Delivery

Employee Engagement
Premier Survey Scores
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
64.0%
64.3%
64.3%
68.6%
Target:
69.5%
2005
2006
2007
2008
2009

Employee Engagement
 • Employee Engagement measured through annual survey
 • Scores have steadily increased since 2005
 • 2009 Target is 69.5%

2009 Short Term Incentive Program
2009 Compensation metrics	Percentage Weight
Delivering on EPS Goals (Measurement of earnings from ongoing core operations)	50%
Customer Satisfaction & Brand Health Index (Composite of customer surveys and marketing research)	17.5%
Reliable Energy Delivery Index (Composite of various reliability metrics)	17.5%
Safety Performance (Measurement of occupational injury or illness based on OSHA Recordables)	10%
Employee Engagement Premier Survey (Measurement of employee engagement at PG&E)	5%

Peter Darbee
Chairman, CEO and President
PG&E Corporation
Peter Darbee
Chairman, CEO and President
PG&E Corporation

PCG Investment Case
• PCG is focused on better service to our customers,
 which is the foundation of our growth:
 • Substantial Cap Ex Program
 • Manageable financing requirements
 • Decoupled revenues
 • Pass-through of procurement costs
 • 11.45% weighted ROE on 52% equity
 • Low carbon footprint

Notes

- Provides energy to nearly 1 in 20 people in the U.S.
- 70,000 square-mile service territory
- Four main operational units:

  Electric and gas distribution

  Electric transmission

  Gas transmission

  Electric generation

PG&E SERVICE AREA
 IN CALIFORNIA

Pacific Gas and Electric Company (PG&E)

(1) Authorized revenues = operating costs + (rate of return x rate base)
 Rate base = net plant ± adjustments to approximate invested capital
Business Scope
 • Retail electricity and natural gas distribution service (construction, operations and maintenance)
 • Customer services (call centers, meter reading, billing)
 • 5.1 million electric and 4.3 million gas customer accounts

Primary Assets
• $11.9 billion of rate base (2008 wtd. avg.)
Regulation
• California state regulation (CPUC) • Cost of service ratemaking (1)

Electric And Gas Distribution

Midway
Los Banos
Moss Landing
Diablo Canyon
Gates
Dixon
Malin
Round Mt
Vaca
Business Scope
• Wholesale electric transmission services (construction, maintenance) • Operation by CA Independent System Operator
Primary Assets
• $2.8 billion of rate base (2008 wtd. avg.)
Regulation
• Federal regulation (FERC) • Cost of service ratemaking • Revenues vary with system load

Electric Transmission

Business Scope
• Natural gas transportation, storage, parking and lending services • Customers: PG&E natural gas distribution and electric generation businesses, industrial customers, California electric generators
Primary Assets
• $1.5 billion of rate base (2008 wtd. avg.)
Regulation
• California state regulation (CPUC) • Incentive ratemaking framework (“Gas Accord”) • Revenues vary with throughput

Natural Gas Transmission

Business Scope
• Electricity and ancillary services from owned and controlled resources • Energy procurement program
Primary Assets
 • $2.0 billion of rate base (2008 wtd. avg.)
 • Diablo Canyon Nuclear Power Plant (2,240 MW)
 • Gateway Generating Station (530 MW)
 • Largest privately owned hydro system (3,896 MW)
 • Funded nuclear plant decommissioning trusts of $1.8 billion

Regulation
• Cost of service ratemaking for utility-owned generation • Pass through of power procurement costs

Electric Procurement & Owned Generation

Helms Pumped Storage
Conventional Hydroelectric
facilities
PG&E Generation in California
Gateway

Agricultural
Electric Customers
(88,127 GWh delivered)
Gas Customers
(839 Bcf delivered)
Industrial
63%
Commercial
11%
Residential
26%
Industrial
18%
Commercial
39%
Residential
36%
Agricultural
& Other
7%
2008 Customer Profiles (% by Sales)

2008 total sources of electric energy*
Owned Generation	Type	Net Capacity (MW)
Diablo Canyon	Nuclear	2,240
Hydroelectric Facilities	Hydro	3,896
Humboldt	Fossil	135
Total		6,271
Existing Resource Mix
* Approximately 12% of total retail sales are supplied by eligible renewable resources coming from utility-owned, QF, Irrigation Districts, and other sources.

Utility Owned
30%
Irrigation Districts 2%
DWR
15%
QF/ Renewables
18%
Other Power
Purchases
35%

Case	Docket #	Expected Decision Date
SmartMeterTM Upgrade Program	A. 07-12-009	3/12/2009
Energy Efficiency 2009-2011 Programs Incentive Mechanism	A.08-07-031 R.09-01-019	Q3 2009 for the 2009-2011 Portfolio Rulemaking Opened Q1 2009 Interim earnings claim for 2008 in Q4 2009 True-up earnings claim for 2006-2008 in Q4 2010
Direct Access • Phase 1 - Legal Issues • Phase 2a - DWR Contracts • Phase 2b - Merit • Phase 3 - Rules	OIR: Q2 2007	2/29/08 Q4 2008 TBD TBD
AB 32 Implementation • CARB Scoping Plan • Implementation (regulations in effect)	AB 32 signed 9/2006	1/1/2009 1/1/2012
Gas Transmission & Storage Rate Case 2011		Filing in Q3 2009
Hydro Divestiture	A. 08-04-022	2009
Transmission Owner Rate Case 11	ER08-1318-000	Q2 2009
Transmission Owner Rate Case 12		Filing in Summer 2009
Planning Reserve Margin	R. 08-04-012	Q3 2009
2011 General Rate Case		Filing in August 2009
Cornerstone Improvement Program	A. 08-05-023	Hearings in 2009
Dynamic Pricing		Filing in February 2009
SmartGrid OIR	R. 08-12-009	OIR - December 2008 Responses due February/March 2009
Short-term Debt Application	A. 08-12-014	March 2009
PG&E Renewable Generation and Solar Projects		Filing in February 2009

Key Regulatory Proceedings

2009	
	A	Baa
Oct-07	6.11	6.36
Nov-07	5.97	6.27
Dec-07	6.16	6.51
Jan-08	6.02	6.35
Feb-08	6.21	6.60
Mar-08	6.21	6.68
Apr-08	6.29	6.82
May-08	6.27	6.79
Jun-08	6.38	6.93
Jul-08	6.40	6.97
Aug-08	6.37	6.98
Sep-08	6.49	7.15
Oct '07 - Sep '08 Avg.	**6.24**	**6.70**
Benchmark	**6.02**	**6.26**
Change From Benchmark	**0.22**	**0.44**

	2010	
	A	Baa
Oct-08	7.56	8.58
Nov-08	7.60	8.98
Dec-08	6.54	8.13
Jan-09	6.39	7.90
Feb-09		
Mar-09		
Apr-09		
May-09		
Jun-09		
Jul-09		
Aug-09		
Sep-09		
Oct-Jan '09 Average	**7.02**	**8.40**
Current Difference from benchmark	**1.00**	**2.14**

If Change from Benchmark is ≥ 1.0

ROE for 2010 is increased (decreased) to ½ Change from Benchmark

PG&E is currently rated
BBB+ / A3
Result for 2009: No change in ROE
Result for 2009: No change in ROE

CPUC Cost of Capital Mechanism

Year Signed	Project	Max GWh/yr	Technology
2006	HFI Silvan	142	Biomass
2006	Liberty Biofuels	70	Biofuels
2006	Bottle Rock USRG	385	Geothermal
2006	IAE Truckhaven	366	Geothermal
2006	Global Common - Chowchilla	72	Biomass
2006	Global Common - El Nido	72	Biomass
2006	Newberry	840	Geothermal
2006	Calpine Geysers	922	Geothermal
2006	Eden Vale Dairy	1.3	Biogas
2006	Microgy	TBD	Biogas
2006	Bio_Energy LLC	TBD	Biogas
2006	Palco	36	Biomass
2007	Solel	1388	Solar Thermal
2007	PPM-Klondike	265	Wind
Year Signed	Project	Max GWh/yr	Technology
2007	CalRenew	9	PV
2007	Green Volts	5	PV
2007	enXco	509	Wind
2007	Ausra	388	Solar Thermal
2008	Calpine	500	Geothermal
2008	Wadham	141	Biomass
2008	BrightSource	1230	Solar Thermal
2008	San Joaquin Solar	700	Solar Thermal- Biofuel Hybrid
2008	Arlington Wind (Horizon)	240	Wind
2008	OptiSolar	1148	PV
2008	SunPower	594	PV
2008	Iberdrola/ BPA	260	Wind
2008	Hatchet Ridge	303	Wind
2008	El Dorado Energy (Sempra)	23	PV
*Based on contracts signed through January 2009.
Over 20% of Projected Load Currently Under Contract*

Renewable Contracts Signed

* Estimated carrying cost credits include only the equity portion and assume a utility equity ratio of 52% and ROE at 11.35%.
($MM)	2009	2010	2011	2012
Energy Recovery Bond Average Deferred Tax Balance	$542	$396	$243	$82
Estimated After-tax Carrying Cost Credit*	$(32)	$(23)	$(14)	$(5)
Estimated Average Deferred Tax Balances and
Carrying Cost Credit Impacts ($MM)

Carrying Cost Credit Impacts

($MM)	2009	2010	2011	2012
Annual ERB Amortization	$370	$386	$404	$423
End-of-year ERB balance	$1,213	$827	$423	$0

ERB Amortization Schedule

* Metrics include debt equivalents for long-term power purchase contracts
Current Ratings
• Utility Corporate Credit/Issuer: BBB+ (S&P) and A3 (Moody’s) • Utility Senior unsecured debt: BBB+ (S&P) and A3 (Moody’s)

Average Utility Metrics (2009-2011)*
• S&P Business Profile Rating: 5 • Total Debt to capitalization (EOY): 54% • Funds from Operations Cash Interest Coverage: 5.5x • Funds from Operations to Average Total Debt: 24%

Credit Profile

Lenders	Pacific Gas and Electric Company				PG&E Corporation
	$2.0 Billion Revolving Credit Facility	*$620 Million Letter of Credit Facility*	*$313 Million Letter of Credit Facility*	*Subtotal*	*$200 Million Revolving Credit Facility*
JPMorgan Chase Bank, N.A.	$213	$66		$279	$21
Citicorp North America, Inc.	$188	$66	$15	$269	$21
BNP Paribas	$171	$53	$15	$239	$17
Deutsche Bank AG, NY Branch	$171	$53	$15	$239	$17
Barclays Bank PLC	$171	$53	$15	$239	$17
Bank of America, N.A.	$171	$53	$15	$239	$17
The Royal Bank of Scotland, PLC	$96	$30	$69	$194	$10
The Bank of New York Mellon, N.A.	$128	$40	$15	$182	$13
UBS Loan Finance LLC	$128	$40	$15	$182	$13
Morgan Stanley Bank	$96	$30	$15	$140	$10
Union Bank of California, N.A.	$96	$30	$15	$140	$10
William Street Commitment Corporation	$96	$30		$125	$10
Mizuho Corporate Bank, Ltd.	$89	$27		$116	$9
Sumitomo-Mitsui Banking Corporation	$67	$32		$99	
Lehman Brothers Bank, FSB	$60	$8		$68	$13
Wells Fargo Bank, N.A.			$69	$69	
U.S. Bank National Association	$35	$11	$15	$61	$4
The Northern Trust Company			$25	$25	
Commerzbank AG, NY/GC Branches	$25			$25	
TOTAL	**$2,000**	**$620**	**$313**	**$2,933**	**$200**

Bank Group Financial Commitments
Bank Group Financial Commitments
($ in millions)
($ in millions)

Bank Group

As of December 31, 2008
As of December 31, 2008
	Pacific Gas and Electric Company	PG&E Corporation
Bank Revolver Capacity	$2,000	$200
less:
- Loans outstanding	$0	$0
- Letters of credit outstanding	($287)	$0
- Commercial paper outstanding (1)	($287)	n/a
- Lehman Brothers Bank FSB (2)	($60)	($13)
Cash and cash equivalents	$52 (3)	$167 (4)
Available liquidity	$1,418	$354
(1) Bank revolver serves as a liquidity backstop for the commercial paper program.
(1) Bank revolver serves as a liquidity backstop for the commercial paper program.
(2) Lehman Brothers Bank FSB (Lehman Bank) had previously failed to fulfill its obligation under the bank credit agreement to make revolving loans to PG&E. Lehman Bank is an affiliate of Lehman Brothers Holdings, Inc., which filed for bankruptcy on September 15,
 2008.
(2) Lehman Brothers Bank FSB (Lehman Bank) had previously failed to fulfill its obligation under the bank credit agreement to make revolving loans to PG&E. Lehman Bank is an affiliate of Lehman Brothers Holdings, Inc., which filed for bankruptcy on September 15,
 2008.
(3) Unrestricted cash only. PG&E also had $1,290 million of restricted cash held in escrow pending the resolution of remaining Disputed
 Claims.
(3) Unrestricted cash only. PG&E also had $1,290 million of restricted cash held in escrow pending the resolution of remaining Disputed
 Claims.
(4) Of the $167 million held by the Holding Company, approximately $141 million was paid to common shareholders as dividend on January
 15, 2009.
(4) Of the $167 million held by the Holding Company, approximately $141 million was paid to common shareholders as dividend on January
 15, 2009.

Available Liquidity

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

** Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP. For the three and twelve months ended December 31, 2008, PG&E Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through 2004. Of this amount, $154 million was related to PG&E Corporation’s former subsidiary, National Energy & Gas Transmission, Inc., and was recorded as income from discontinued operations
EPS on an Earnings from Operations Basis*	$2.95
Items Impacting Comparability**	0.68
EPS on a GAAP Basis	$3.63
2008

2008 EPS - Reg G Reconciliation

2009	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.15	$3.25
Estimated Items Impacting Comparability		
Tax Refunds [2]	$0.13	$0.16
Recovery of hydro divestiture costs [3]	$0.07	$0.07
Accelerated work on gas system [4]	($0.15)	($0.12)
Estimated EPS on a GAAP Basis	$3.20	$3.36

	Guidance Range	
2010	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.35	$3.50
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.35	$3.50

	Guidance Range	
2011	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.35	$3.50
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.35	$3.50

(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
(2) Tentative agreement to resolve federal tax refund claims related to tax years 1998 and 1999.
(3) Anticipated recovery of costs incurred in connection with efforts to determine the market value of hydroelectric generation facilities.
(4) Forecasted cost to accelerate the performance of system-wide gas integrity surveys and remedial work.

Guidance Range
Reg G reconciliation also provided on the PG&E Corporation website: www.pge-corp.com

EPS Guidance - Reg G Reconciliation

Officer Biographies

PETER A. DARBEE
Chairman of the Board, Chief Executive Officer, and President
PG&E Corporation

President and Chief Executive Officer
Pacific Gas and Electric Company
Peter A. Darbee, a veteran of the energy, telecommunications, and investment banking industries, is
Chairman of the Board, Chief Executive Officer and President of PG&E Corporation, and President and
Chief Executive Officer of Pacific Gas and Electric Company. Based in San Francisco, PG&E Corporation
is a $41 billion energy-based holding company that owns Pacific Gas and Electric Company, one of the largest combination natural gas and electric utilities in the United States. The utility serves 15 million people throughout a 70,000-square-mile service area in Northern and Central California.
Darbee joined PG&E Corporation in 1999 as Senior Vice President and Chief Financial Officer. Prior to
that, he was Vice President and Chief Financial Officer of Advanced Fibre Communications, Inc. (AFC), a
telecommunications manufacturer of digital loop carrier systems. Before joining AFC, he was Vice
President, Chief Financial Officer, and Controller of Pacific Bell.
Darbee previously was an investment banker with Goldman Sachs, where he was Vice President and co-
head of the company's energy and telecommunications group. He also held positions at Salomon Brothers and AT&T.
Darbee earned his bachelor's degree in economics from Dartmouth College and an M.B.A. from the Amos
Tuck School of Business at Dartmouth. He has also successfully completed the Nuclear Reactor
Technology Program at the Massachusetts Institute of Technology.
Darbee is a Director of PG&E Corporation and Pacific Gas and Electric Company. He is a member of the
CEO board for the Clean Energy Group, a member of the Edison Electric Institute Executive Committee, and also serves as Co-Chairman of the EEI Energy Efficiency Task Force. Darbee also is active in numerous civic and community organizations, including The Business Council, the California Business
Roundtable, the California Commission for Jobs and Economic Growth, the San Francisco Committee on
JOBS, and the San Francisco Symphony Board of Governors.

CHRISTOPHER P. JOHNS
Senior Vice President, Chief Financial Officer and Treasurer
PG&E Corporation

Senior Vice President and Treasurer
Pacific Gas and Electric Company
Christopher P. Johns is Senior Vice President, Chief Financial Officer and Treasurer for PG&E Corporation and
Senior Vice President and Treasurer for Pacific Gas and Electric Company.
Johns oversees the financial activities of the $41 billion company including accounting, treasury, tax, business and financial planning, and investor relations.
Johns joined Pacific Gas and Electric Company in 1996 as Vice President and Controller, and became
Controller of PG&E Corporation when it was formed in January 1997. Later that year, he was promoted to Vice
President and Controller. Johns was named Senior Vice President and Controller in September 2001 and
elected Chief Financial Officer in January 2005. He assumed his current position in October 2005.
Before joining PG&E Corporation, Johns was a partner in KPMG Peat Marwick LLP. He also was the associate national director of the firm’s Public Utilities practice.
He earned a bachelor’s degree in accounting from the University of Notre Dame. He has also completed the
Nuclear Reactor Technology Program at the Massachusetts Institute of Technology.
Johns is a Certified Public Account in the states of California and Florida, and is a member of the Financial
Executives Institute. He also serves on the Board of Trustees for the San Francisco Ballet.

JACK KEENAN
Senior Vice President and Chief Operating Officer
Pacific Gas and Electric Company
Jack Keenan is Chief Operating Officer of Pacific Gas and Electric Company, and oversees the day-to-day operations of the Utility.
Keenan joined Pacific Gas and Electric Company as Senior Vice President, Generation and Chief Nuclear
Officer in December 2005, where he was responsible for all of PG&E’s power generation assets, including nuclear, fossil and hydroelectric as well as the strategic direction and financial success in the following power generation sectors: nuclear, fossil, hydroelectric, cogeneration, and renewables.
Keenan has three decades of experience in nuclear generation, including system engineering, outage management, maintenance and operations. Most recently, Jack served as Vice President, Fossil Generation at
Progress Energy in North Carolina. Previously, he has held leadership positions at Progress Energy’s
Brunswick Nuclear Plant and Robinson Nuclear Plant, and managerial positions at Northeast Utilities’ Millstone
Nuclear Power Station. Under his leadership, the Diablo Canyon, Brunswick, and Robinson Plants were ranked among the best in the country by industry standards.
Keenan holds a bachelor’s degree in mechanical engineering from Worcester Polytechnic Institute, in
Massachusetts, and an MBA from Rensselaer Polytechnic Institute in Connecticut.

Tom Bottorff is Senior Vice President, Regulatory Relations, at Pacific Gas and Electric Company. He oversees the following areas: Energy Revenue Requirements, Operations Revenue Requirements, Rates and Tariffs,
Regulatory Relations, Electric Transmission Rates, and Regulatory Strategy and Analysis.
Bottorff is responsible for developing, coordinating and managing policy with state and regulatory agencies, including the California Public Utilities Commission (CPUC), the Federal Energy Regulatory Commission
(FERC), and the California Independent System Operator (ISO). He also is responsible for developing and filing rate proposals with the CPUC and FERC, and for oversight of the company’s gas and electric tariffs.
Bottorff joined PG&E in 1982 and has served in a number of regulatory, rates, and customer service areas prior to his current assignment. Before joining the Utility, he was a power supply analyst for the Nuclear Regulatory
Commission in Washington, D.C. He has also developed and built over 25 new homes in Northern California.
Bottorff received a Bachelor of Science degree in Electrical Engineering from the University of California,
Berkeley, and a Master of Science degree in Engineering Economic Systems from Stanford University. He holds both general building and engineering contractor licenses in the state of California.

THOMAS E. BOTTORFF
Senior Vice President, Regulatory Relations
Pacific Gas and Electric Company

HELEN A. BURT
Senior Vice President and Chief Customer Officer
Pacific Gas and Electric Company
Helen Burt is Senior Vice President and Chief Customer Officer of Pacific Gas and Electric Company.
Burt is responsible for all marketing and customer care functions at PG&E. Organizational responsibility includes marketing and customer insight, product development, sales and services as well as all call center, credit and billing operations, meter reading and credit operations, and field gas and electric services. She is also responsible for the company’s $1.7 billion SmartMeter™ project, designed to deploy 10 million advanced meter devices, as well as the company’s energy efficiency, solar, and demand response portfolio.
Burt is an experienced customer executive with 27 years of experience at TXU (previously known as Texas
Utilities). She began her career at TXU as a customer service representative and concluded it as Vice
President, Customer Billing and Operations at TXU Energy, with responsibility for all gas and electric customer service and a 2,000-person organization. Most recently, she worked with Bass and Company Management
Consultants assisting energy and water industries with business process re-engineering, large-scale organizational change and technology integration to improve customer points of contact.
Burt holds a bachelor’s degree in biology from Midwestern State University in Wichita Falls, Texas. She is
active in numerous community and professional organizations. She has also been active in non-profit support for urban education and is a 2004 Fellow in the Broad Urban Superintendents Academy.

GREG S. PRUETT
Senior Vice President, Corporate Relations
PG&E Corporation

Senior Vice President, Corporate Relations
Pacific Gas and Electric Company
Greg S. Pruett is Senior Vice President, Corporate Relations of PG&E Corporation.
He is responsible for leading and overseeing all external and internal communications and activities supporting the reputation and identity of PG&E Corporation, and its primary subsidiary, Pacific Gas and Electric Company.
Pruett has nearly 27 years of experience and expertise in communications and public affairs, including senior leadership positions at Bechtel and PG&E. He joined PG&E most recently after leading public affairs for the
American Gas Association in Washington, D.C., where he was Vice President of Communications and
Marketing. Prior to this assignment, Pruett served as Bechtel Corporation’s Chief Public Affairs Officer for its Iraq
Infrastructure Reconstruction Program and was headquartered in Baghdad where he managed all of the firm’s communications, public affairs and government relations efforts in support of its numerous infrastructure projects.
Pruett was previously Vice President, Corporate Communications with PG&E, where he had served for 23 years in positions of increasing responsibility.
He holds a bachelor of arts degree in Journalism from California State University, Fresno. He is also a graduate of Harvard Business School’s Program for Management Development.

GABRIEL B. TOGNERI
Vice President, Investor Relations
PG&E Corporation
Gabriel B. Togneri is Vice President, Investor Relations for PG&E Corporation. With more than 25 years of experience in energy and finance, Togneri is responsible for providing the investment community with information about the Corporation and its performance.
Togneri joined Pacific Gas and Electric Company, the Corporation's utility unit, in 1977 and has held a number of positions in the areas of sales forecasting, corporate planning, financial planning, financing, and cash management. He was named Assistant Treasurer in 1994 and joined PG&E Corporation in 1997. He assumed his current position as Vice President, Investor Relations in 2000.
Togneri received a bachelor's degree in mathematics from the University of California, Davis, and holds master's degrees in statistics, operations research, and business administration from the University of California,
Berkeley. He is a member of the Board of Directors of both the National Investor Relations Institute's San
Francisco Chapter and the Lindsay Wildlife Museum.